UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 25, 2011 (May 19, 2011)
QUANTA SERVICES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13831 (Commission File No.)	74-2851603 (IRS Employer Identification No.)
2800 Post Oak Boulevard, Suite 2600
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)
(713) 629-7600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.
     (e) At the 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) of Quanta Services, Inc. (“Quanta”) held on May 19, 2011, Quanta’s stockholders approved the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (the “2011 Plan”). Quanta’s Board of Directors (the “Board”) had previously adopted and approved the 2011 Plan on January 26, 2011, subject to stockholder approval.
     The 2011 Plan provides for the award of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Employees, directors, officers, advisors or consultants of Quanta or its affiliates are eligible to participate in the 2011 Plan, as are prospective employees, directors, officers, consultants or advisors of Quanta who have agreed to serve Quanta in those capacities. An aggregate of 11,750,000 shares of common stock are available for awards pursuant to the 2011 Plan.
     The principal terms of the 2011 Plan are described in Quanta’s 2011 Proxy Statement filed with the Securities and Exchange Commission on April 7, 2011, which description is incorporated herein by reference and is qualified in its entirety by reference to the 2011 Plan, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference. The form of restricted stock agreement for awards to employees/consultants and the form of restricted stock agreement for awards to non-employee directors, pursuant to which restricted stock awards under the 2011 Plan will be made, are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Restated Certificate of Incorporation
     At the 2011 Annual Meeting, the stockholders of Quanta approved amendments to Quanta’s Restated Certificate of Incorporation, as described in Quanta’s Proxy Statement dated April 7, 2011, relating to the 2011 Annual Meeting. These amendments (the “Amendments”) provide for the following:
•	an increase in the number of shares of Common Stock that Quanta is authorized to issue from 300 million shares to 600 million shares and certain other related changes;

•	the reclassification and conversion of each outstanding share of Limited Vote Common Stock into 1.05 shares of Common Stock and certain other related changes;

•	the deletion of a provision related to director removal only for cause; and

•	the deletion of the indemnification provisions set forth in Article TENTH of Quanta’s Certificate of Incorporation.
     Effective May 19, 2011, Quanta filed with the Secretary of State of the State of Delaware a Certificate of Correction to its Restated Certificate of Incorporation to correct the name of Quanta’s registered agent in the State of Delaware and a Certificate of Amendment to its Restated Certificate of Incorporation to reflect the Amendments. Quanta also filed with the Secretary of State of the State of Delaware on May 19, 2011, a Restated Certificate of Incorporation, which became effective upon filing and restates and integrates the effect of the Certificate of Correction and the Certificate of Amendment to Quanta’s certificate of incorporation previously filed.
     The foregoing summary is qualified in its entirety by reference to the Certificate of Correction to Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 attached hereto and incorporated herein by reference, the Certificate of Amendment to Restated Certificate of Incorporation, a copy of which is filed as Exhibit

3.2 attached hereto and incorporated herein by reference, and the Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.3 attached hereto and incorporated herein by reference.
Bylaws
     Effective May 19, 2011, Quanta’s Bylaws were amended to conform the Bylaws to the Amendments described above. The primary changes to the Bylaws were to amend Article III, Section 3.4, to conform to the Amendment regarding deletion of a provision related to director removal only for cause. The foregoing summary is qualified in its entirety by reference to the Bylaws of Quanta, as amended and restated as of May 19, 2011, a copy of which is filed as Exhibit 3.4 attached hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     (a) On May 19, 2011, Quanta held its 2011 Annual Meeting of Stockholders.
     (b) The following table presents the final voting results for the items that were presented for stockholder approval. Unless otherwise indicated, all results presented below reflect the voting power of the Common Stock, Limited Vote Common Stock and Series F Preferred Stock, voting together as a single class.

					Broker
		For	Against	Abstain	Non-Votes
(1)(A) Election of Directors by Holders of Common Stock and Series F Preferred Stock

James R. Ball		155,836,490	2,839,065	1,091,753	10,824,607
John R. Colson		154,939,321	4,677,409	150,578	10,824,607
J. Michal Conaway		156,984,637	1,211,618	1,571,053	10,824,607
Ralph R. DiSibio		155,865,857	2,321,810	1,579,641	10,824,607
Bernard Fried		147,477,926	10,711,410	1,577,972	10,824,607
Louis C. Golm		155,031,945	3,159,439	1,575,924	10,824,607
Worthing F. Jackman		157,786,007	888,523	1,092,778	10,824,607
James F. O’Neil III		156,430,627	3,184,450	152,231	10,824,607
Bruce Ranck		155,530,878	3,140,856	1,095,574	10,824,607
Pat Wood, III		156,104,595	2,080,296	1,582,417	10,824,607

(1)(B) Election of Directors by Holders of Limited Vote Common Stock Vincent D. Foster
		328,823	—	—	—

(2) Adoption of an amendment to Quanta’s Certificate of Incorporation to increase the number of shares of Common Stock that Quanta is authorized to issue from 300,000,000 to 600,000,000 and effect other related changes (the “Share Increase Amendment”)	All Classes Voting Together	135,594,500	34,789,814	240,483	—

	Common Stock	131,652,508	34,789,814	240,483	—

(3) Adoption of an amendment to Quanta’s Certificate of Incorporation to reclassify and convert each share of Limited Vote Common Stock into 1.05 shares of Common Stock and effect other related changes (the “Reclassification Amendment”)	All Classes Voting Together	158,203,623	1,419,239	177,328	10,824,607

	Limited Vote Common Stock Voting Power	32,882	—	—	—

				Broker
	For	Against	Abstain	Non-Votes
(4) Adoption of an amendment to Quanta’s Certificate of Incorporation to delete provisions related to director removal only for cause (the “Removal For Cause Amendment”)	169,699,675	655,725	269,397	—

(5) Adoption of an amendment to Quanta’s Certificate of Incorporation to delete the indemnification provisions set forth in Article TENTH (the “Indemnification Clarification Amendment”)	158,152,488	1,450,190	197,512	10,824,607

(6) Adoption of an amendment to Quanta’s Certificate of Incorporation to delete provisions setting forth the quorum requirements for stockholder meetings (the “Quorum Requirements Amendment”)	44,537,119	114,637,198	625,873	10,824,607

(7) Adoption of an amendment to Quanta’s Certificate of Incorporation to delete a provision limiting the Board’s ability to authorize and issue shares of a class or series of Preferred Stock that have rights that are different from other shares of the same class or series (the “Preferred Stock Amendment”)	37,951,482	121,652,388	196,320	10,824,607

(8) Approval of the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan	146,301,532	11,920,693	1,577,965	10,824,607

(9) Ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for fiscal year 2011	167,387,556	3,005,877	231,364	—

(10) Approval, by non-binding advisory vote, of Quanta’s executive compensation	155,703,131	3,895,807	201,252	10,824,607

					Broker
	1 year	2 years	3 years	Abstain	Non-Votes
(11) Recommendation, by non-binding advisory vote, on the frequency of future advisory votes on Quanta’s executive compensation	115,798,270	1,989,860	41,816,664	195,396	10,824,607
     Based on the voting as reported above, the eleven director nominees named above were elected as Directors of Quanta. In addition, the Share Increase Amendment, the Reclassification Amendment, the Removal For Cause Amendment, and the Indemnification Clarification Amendment were approved. The Quorum Requirements Amendment and the Preferred Stock Amendment were not approved. The 2011 Plan was approved, and ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for 2011 was approved. The resolution regarding compensation of Quanta’s named executive officers was approved on an advisory basis, and the frequency of one year for future advisory votes on Quanta’s executive compensation received the most votes from stockholders on an advisory basis.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Correction dated May 19, 2011 to the Restated Certificate of Incorporation dated May 6, 2003

3.2	Certificate of Amendment dated May 19, 2011 to the Restated Certificate of Incorporation dated May 6, 2003

3.3	Restated Certificate of Incorporation of Quanta Services, Inc. effective May 19, 2011

3.4	Bylaws of Quanta Services, Inc., as amended and restated May 19, 2011

99.1 *	Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 4.5 to the Company’s Form S-8 (No. 333-174374) filed May 20, 2011 and incorporated herein by reference)

99.2	Form of Restricted Stock Agreement for awards to employees/consultants pursuant to the 2011 Omnibus Equity Incentive Plan

99.3	Form of Restricted Stock Agreement for awards to non-employee directors pursuant to the 2011 Omnibus Equity Incentive Plan

*	Previously filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2011	QUANTA SERVICES, INC.
	By:	/s/ Tana L. Pool
		Name:	Tana L. Pool
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Certificate of Correction dated May 19, 2011 to the Restated Certificate of Incorporation dated May 6, 2003

3.2	Certificate of Amendment dated May 19, 2011 to the Restated Certificate of Incorporation dated May 6, 2003

3.3	Restated Certificate of Incorporation of Quanta Services, Inc. effective May 19, 2011

3.4	Bylaws of Quanta Services, Inc., as amended and restated May 19, 2011

99.1 *	Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 4.5 to the Company’s Form S-8 (No. 333-174374) filed May 20, 2011 and incorporated herein by reference)

99.2	Form of Restricted Stock Agreement for awards to employees/consultants pursuant to the 2011 Omnibus Equity Incentive Plan

99.3	Form of Restricted Stock Agreement for awards to non-employee directors pursuant to the 2011 Omnibus Equity Incentive Plan

*	Previously filed.